MERRILL LYNCH SMALL CAP VALUE FUND, INC.

                   Supplement dated February 12, 2002 to the
                        Prospectus dated July 12, 2001

     The information appearing in the section entitled "How the Fund Invests" under the caption "About the Portfolio Manager" on page 9 is amended by deleting such information and replacing it with the following:

     Effective February 12, 2002, R. Elise Baum has been appointed the Senior Portfolio Manager of the Fund. Ms. Baum is primarily responsible for the day-to-day management of the Fund. Ms. Baum has been a Managing Director of the Investment Adviser since 2000 and was a First Vice President of the Investment Adviser from 1999 to 2000, a Director from 1997 to 1999 and a Vice President from 1995 to 1997.

Code # 10055-0701ALL